AUGUST 2025 Second Quarter 2025 Financial Results & Corporate Progress

Forward Looking Statements This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our commercialization and marketing efforts, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, efficacy and safety profiles of our products and product candidates, the ability of OJEMDA™ (tovorafenib) to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our products and product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, changing interest rates, cybersecurity incidents, significant political, trade or regulatory developments, including tariffs, shifting priorities within the U.S. Food and Drug Administration and reduced funding of federal healthcare programs, and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Agenda & Day One Participants Opening Remarks Jeremy Bender (Chief Executive Officer) OJEMDATM Launch Performance Lauren Merendino (Chief Commercial Officer) Financial Performance Charles York (Chief Operating & Chief Financial Officer) Q&A Session All, joined by: Mike Vasconcelles (Head of R&D)

Opening Remarks Jeremy Bender Chief Executive Officer

EMA: European Medicines Agency 1 Regulatory submission process executed by Ipsen 2 Represents cash, cash equivalents and short-term investments as of June 30, 2025. Net revenue for the most recent 12 months represents results for the 12-month period ended June 30, 2025. Second Quarter 2025 Highlights Financial Position $33.6M in net product revenue in Q2 2025 $113.1M in net revenue for the most recent 12 months 2025 guidance of $140M - $150M net product revenue Pipeline Progress Tovorafenib EMA regulatory decision expected 20261 FIREFLY-2 trial enrollment completion expected 1H 2026 3-year follow-up data from FIREFLY-1 expected in 4Q25 Driving momentum across multiple programs with key milestones ahead Strong balance sheet with $453M in cash2 Focused capital allocation to maintain strong financial position Financial independence from capital markets

OJEMDA Launch Performance Lauren Merendino Chief Commercial Officer

Commercial Performance by the Numbers $33.6M Q2 2025 OJEMDA Net Product Revenue 1,062 1 Prescriptions are approximations based on data available as of June 30, 2025. 2 Second quarter 2024 reflects a partial quarter following OJEMDA receiving U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. OJEMDA net revenue for the most recent 12 months represents results for the 12-month period ended June 30, 2025. +10% growth vs Q1 2025 +310% growth vs Q2 20242 $113.1M OJEMDA Net Revenue For The Most Recent 12 Months Q2 2025 OJEMDA Prescriptions1 +15% growth vs Q1 2025 +346% growth vs Q2 20242

One Year In: OJEMDA Delivering Steady Revenue Growth

Achieved $33.6M in Q2 2025 OJEMDA net product revenue

Net Revenue Highlights

- Achieved $64.1M in net product revenue for the first half of 2025
- Free drug represented ~5% of total scripts in Q2 2025



+$3M
+10%
$1.6
$18.5
$1.4
$27.6
$30.5
$33.6
~22%
Compounded Quarterly Growth[1,2]
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Net Revenue For The Most Recent 12 Months
OJEMDA U.S. Net Product Revenue
Named Patient Program Net Revenue Transitioned to Ipsen

[1] Q3 2024 and Q4 2024 revenue included approximately $1.6M and $1.4M, respectively of revenue associated with Ex-US sales which has been removed for the purposes of calculating compounded quarterly revenue growth rate. [2] Compounded quarterly growth represents the comparison of Q3 2024 to Q2 2025. Net revenue for the most recent 12 months represents results for the 12-month period ended June 30, 2025.

8

Day One BIOPHARMACEUTICALS

Prescriptions For The Most Recent 12 Months OJEMDA Prescriptions (TRx)1 +15% One Year In: Consistent Uptake Driving Quarterly OJEMDA Growth Achieved greater than 1,000 scripts in Q2 2025 Prescription Highlights Strong and consistent patient demand, driven by new patient starts and high percentage of patients staying on therapy month-to-month Continued prescriber adoption accompanied by growing breadth & depth ¹ Prescriptions are approximations based on data available as of June 30, 2025. Prescriptions for the most recent 12 months represents results for the 12-month period ended June 30, 2025. Q1 2025 Q3 2024 Q4 2024 Q2 2025

Expanding Prescriber Adoption with Meaningful Growth Opportunity Remaining Launch Dec 2024 Jun 2025 1 Patient 2-3 Patients 4-5 Patients Growing Depth of Prescribing by Account Since Launch 6+ Patients Continued growth in breadth of unique prescribers initiating at least one patient on OJEMDA Growth driven by increased penetration of priority 2 & 3 accounts Growing number of accounts with multiple patients on OJEMDA >60% of prescribing accounts now have treated multiple patients with OJEMDA

OJEMDA Priorities to Drive Revenue Growth in 2025 r/r, relapsed or refractory. Drive depth of prescribing with current prescribers Encourage non-user HCPs to try OJEMDA in their next r/r pLGG patient Establish OJEMDA as standard of care in 2nd line r/r BRAF-altered pLGG Support prescribers and patients to allow for optimal duration of treatment

Financial Performance Charles York Chief Operating Officer & Chief Financial Officer

All financial information as of 6/30/25 is unaudited. 1 Includes stock-based compensation expense of $3.6 million and $7.8 million for the three and six months ended 6/30/25, and $4.7 million and $9.4 million for the three and six months ended 6/30/24. 2 Includes stock-based compensation expense of $7.3 million and $15.9 million for the three and six months ended 6/30/25, and $8.3 million and $16.3 million for the three and six months ended 6/30/24. 3 Includes sale of Priority Review Voucher of $108.0 million for the three and six months ended 6/30/24. Second Quarter 2025 Financial Results Financial Summary ($ in millions) Three Months Ended 6/30/25 Three Months Ended 6/30/24 Six Months Ended 6/30/25 Six Months Ended 6/30/24 OJEMDA Net Revenue 33.6 8.2 64.1 8.2 License Revenue 0.3 -- 0.6 -- Total Revenue $33.9 $8.2 $64.7 $8.2 Cost of Product and License Revenue 3.8 0.7 6.6 0.7 Research and Development Expense1 36.1 92.1 75.8 132.3 Selling, General and Administrative Expense2 29.0 30.2 58.3 56.8 Total Cost and Operating Expenses $68.9 $123.0 $140.7 $189.8  Non-operating Income3 4.7 111.9 9.7 116.3 Income Tax Expense -- 1.5 -- 1.5 Net Income (Loss) ($30.3) ($4.4) ($66.3) ($66.8) 6/30/25 12/31/24 Cash, cash equivalents and short-term investments $453.1 $531.7

Thank You